UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Amendment No.

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	March 1, 2013

BOOMERANG SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-10176	22-2306487
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 B Vreeland Road, Florham Park, NJ 07932
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:	(973) 538-1194

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 1, 2013, an amendment filed by Boomerang Systems, Inc. (the “Company”) to its Certificate of Incorporation, as amended, with the Secretary of State of Delaware (the “Amendment”), went effective.  The Amendment effected a decrease in our authorized capital stock from 401,000,000 shares to 201,000,000 shares and our authorized Common Stock from 400,000,000 shares to 200,000,000 shares. The Amendment did not change the number of outstanding shares of Common Stock or the par value of the Company’s common stock, which remains at $0.001 per share.

The Amendment is annexed hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

3.1           Certificate of Amendment to the Certificate of Incorporation of Boomerang Systems, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOMERANG SYSTEMS, INC.

Date:	March 1, 2013	By:	/s/ Mark R. Patterson
Mark R. Patterson
Chief Executive Officer